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                                                                    EXHIBIT 99.9



CRAFTMADE INTERNATIONAL, INC. AND ITS SUBSIDIARIES

UNAUDITED PRO FORMA FINANCIAL INFORMATION

The following unaudited pro forma condensed consolidated financial statements have been prepared to give effect to the plan of merger with Trade Source International, Inc., a California corporation, ("TSI - California"), using the purchase method of accounting. Craftmade International, Inc. (the "Company") acquired TSI - California from its existing shareholders and merged it into the Company's wholly owned subsidiary, Trade Source International, Inc., a Delaware corporation ("TSI - Delaware"). The total consideration given consisted of cash of $3,621,050 and 655,907 shares of the Company's common stock, representing a value of $7,378,950. The cash consideration was funded by additional borrowings under the Company's line of credit.

The unaudited pro forma consolidated balance sheet as of June 30, 1998 reflects the historical accounts of the Company as of that date, adjusted to give pro forma effect to the acquisition of TSI - California as if the transaction had occurred as of June 30, 1998.

The unaudited pro forma consolidated statement of income for the year ended June 30, 1998 reflects the historical accounts of the Company for such period, adjusted to give pro forma effect to the acquisition of TSI - California as if the transaction had occurred at the beginning of the period presented. The TSI unaudited statement of income, for the year ended June 30, 1998, was prepared by combining the audited results of operations of TSI - California for the year ended December 31, 1997 and the unaudited results of operations of TSI - California for the six months ended June 30, 1998 and subtracting the unaudited results of operations of TSI - California for the six months ended June 30, 1997.

The pro forma financial information and the accompanying notes should be read in conjunction with the description of the plan of merger filed with the Form 8-K on July 15, 1998, the Company's Consolidated Financial Statements and related footnotes as of and for the year ended June 30, 1998 included in the Company's Form 10- K filed with the Securities and Exchange Commission and TSI's audited consolidated financial statements and related footnotes as of and for the year ended December 31, 1997 and TSI's unaudited condensed consolidated balance sheet and condensed consolidated statements of income and of cash flows and related footnotes as of and for the six months ended June 30, 1998, included herein. The Company believes that the assumptions used in the following information provide a reasonable basis on which to present the pro forma financial information. The pro forma financial information is presented for illustrative purposes only and are not necessarily indicative of the financial position or results of operations which would have actually been reported had the acquisition been consummated at the beginning of the period presented, or which may be reported in the future.




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               CRAFTMADE INTERNATIONAL, INC. AND ITS SUBSIDIARIES

                   PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                  FOR THE YEAR ENDED JUNE 30, 1998 (UNAUDITED)

                                                     ACTUAL                                                       PRO
                                                     CII (1)            TSI (2)          ADJUSTMENTS             FORMA
                                                  ------------       ------------       ------------          ------------

Net Sales                                         $ 40,902,587       $ 26,853,078       $          0          $ 67,755,665
Cost of sales                                       24,577,950         21,160,786                  0            45,738,736
                                                  ------------       ------------       ------------          ------------
    Gross profit                                    16,324,637          5,692,292                  0            22,016,929

Selling, general and administrative                 10,060,750          4,139,535                  0            14,200,285
Depreciation and amortization                          493,198             66,763            372,933 (3)           932,894
                                                  ------------       ------------       ------------          ------------
    Operating profit (loss)                          5,770,689          1,485,994           (372,933)            6,883,750
                                                  ------------       ------------       ------------          ------------

Other (income) expense:
    Interest expense, net                            1,231,169            114,315            253,474 (4)         1,598,958
    Equity in income of 50% owned subsidiary                 0           (511,761)                 0              (511,761)
    Other                                             (240,145)           171,898                  0               (68,247)
                                                  ------------       ------------       ------------          ------------
      Total other (income) expense                     991,024           (225,548)           253,474             1,018,950
                                                  ------------       ------------       ------------          ------------

Income before provision for income taxes             4,779,665          1,711,542           (626,407)            5,864,800
Provision for income taxes                           1,733,221            601,547           (223,440)(5)         2,111,328
                                                  ------------       ------------       ------------          ------------
    Net Income                                    $  3,046,444       $  1,109,995       $   (402,967)         $  3,753,472
                                                  ============       ============       ============          ============

Basic and diluted earnings per share              $       0.70                                                $       0.75
                                                  ============                                                ============

Weighted average shares outstanding:
    Basic                                            4,362,718                                                   5,018,625 (6)
                                                  ============                                                ============
    Diluted                                          4,371,597                                                   5,027,504 (6)
                                                  ============                                                ============





            See Notes to Pro Forma Consolidated Financial Statements




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               CRAFTMADE INTERNATIONAL, INC. AND ITS SUBSIDIARIES

                      PRO FORMA CONSOLIDATED BALANCE SHEET
                           JUNE 30, 1998 (UNAUDITED)

                                                     ACTUAL                              PRO FORMA                PRO
                                                    CII (1)             TSI              ADJUSTMENTS             FORMA
                                                  ------------     ------------         ------------          ------------

ASSETS
Current assets:
    Cash                                          $    924,541     $  1,663,885(8)      $                     $  2,588,426
    Accounts receivable, net                         7,562,404        5,750,318(8)          (185,753)(8),(9)    13,126,969
    Inventories                                      9,508,290        2,522,262(8)                              12,030,552
    Deferred income taxes                              475,731          103,389             (103,389)(9)           475,731
    Prepaid expenses                                   502,432          431,321(8)                                 933,753
                                                  ------------     ------------         ------------          ------------
         Total current assets                       18,973,398       10,471,175             (289,142)           29,155,431

    Property and equipment, net                      9,306,318          296,075(8)                               9,602,393
    Goodwill                                                                 --            5,593,998 (8)         5,593,998
    Investments in subsidiaries                                         161,282(8)                                 161,282
    Other                                               78,044               --                                     78,044
                                                  ------------     ------------         ------------          ------------
                                                  $ 28,357,760     $ 10,928,532         $  5,304,856          $ 44,591,148
                                                  ============     ============         ============          ============


LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
    Note payable, current                         $    679,369     $         --                               $    679,369
    Line of credit                                   7,000,000          906,535(8)         3,621,051 (7)        11,527,586
    Accounts and commissions payable                   497,806        3,355,247(8)          (185,753)(8)         3,667,300
    Income taxes payable                               366,997          491,937(8)                                 858,934
    Accrued expenses                                   293,151          665,422(8)                                 958,573
                                                  ------------     ------------         ------------          ------------
         Total current liabilities                   8,837,323        5,419,141            3,435,298            17,691,762

Deferred income taxes                                  106,171               --                                    106,171
Note payable, long-term                              6,076,581               --                                  6,076,581
                                                  ------------     ------------         ------------          ------------
         Total liabilities                          15,020,075        5,419,141            3,435,298            23,874,514
                                                  ------------     ------------         ------------          ------------

Shareholders' equity:
    Preferred stock                                     32,000               --                                     32,000
    Common stock                                        61,970           92,337              (85,778)(7),(9)        68,529
    Additional paid-in capital                       7,210,333           55,413            5,152,484 (7),(9)    12,418,230
    Retained earnings                               13,912,831        5,361,641           (5,361,641)(9)        13,912,831
    Treasury stock                                  (7,879,449)              --            2,164,493 (7)        (5,714,956)
                                                  ------------     ------------         ------------          ------------
         Total shareholders' equity                 13,337,685        5,509,391            1,869,558            20,716,634
                                                  ------------     ------------         ------------          ------------
                                                  $ 28,357,760     $ 10,928,532         $  5,304,856          $ 44,591,148
                                                  ============     ============         ============          ============




            See Notes to Pro Forma Consolidated Financial Statements



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



FOOTNOTES

(1) Actual CII reflects the financial position and results of operations of the Company as of and for the year ended June 30, 1998.

(2) TSI results of operations for the year ended June 30, 1998 reflect the actual results of operations for the year ended December 31, 1997 and the unaudited results of operations for the six months ended June 30, 1998 less the unaudited results of operations for the six months ended June 30, 1997.

(3) Reflects additional amortization associated with goodwill of $5,593,998 resulting from the purchase of TSI. The goodwill has a 15 year life.

(4) Reflects the increase in interest expense, using 7%, based on the borrowing of $3,621,051 under the Company's line of credit to fund the cash portion of the purchase price.

(5) Reflects the estimated income tax effect of adjustments (3) and (4) described above.

(6) The pro forma basic and diluted earnings per share were calculated assuming that the 655,907 shares issued in connection with the acquisition of TSI were outstanding from the beginning of the period presented.

(7)         Reflects the purchase price of TSI consisting of the following:
            $3,621,051 in cash derived from additional borrowings under the Company's line of credit, bearing interest at 7%, and 655,907 shares valued at $11.25 per share.

(8) Reflects the estimated allocation of the TSI purchase price based on the estimated fair value of the assets and liabilities acquired. The purchase price allocation consists of the following:

                    Working capital                                 $  4,948,645
                    Fixed and other assets                               457,357
                    Goodwill                                           5,593,998
                                                                    ------------
                                                                    $ 11,000,000
                                                                    ============

(9) Elimination of certain intercompany balances, deferred taxes and the equity of TSI at June 30, 1998.





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